                                                       EXHIBIT 24


                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEI, does hereby appoint
W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of March, 1994.



                                     /s/ D. W. Biegler
                         ________________________________________
                                       D. W. Biegler

                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of EEI, does hereby appoint
D. W. Biegler, W. T. Satterwhite or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director or officer or both, as the case may be, of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March, 1994.



                                     /s/ Gary J. Junco
                         ________________________________________
                                       Gary J. Junco

                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director of EEI, does hereby appoint D. W. Biegler or S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.



                                   /s/ W. T. Satterwhite
                          _______________________________________
                                     W. T. Satterwhite

                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director of EEI, does hereby appoint D. W. Biegler or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.



                                     /s/ S. R. Singer
                         ________________________________________
                                       S. R. Singer

                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director of EEI, does hereby appoint D. W. Biegler, W. T. Satterwhite or
S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 18th day of March, 1994.



                                    /s/ R. B. Williams
                         ________________________________________
                                      R. B. Williams

                        POWER OF ATTORNEY


     WHEREAS, Enserch Exploration, Inc. ("EEI"), the Managing General Partner of Enserch Exploration Partners, Ltd., a Texas Limited Partnership ("EP"), intends, on behalf of EP, to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1993, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as an officer of EEI, does hereby appoint D. W. Biegler, W. T. Satterwhite or
S. R. Singer, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of EEI, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of March, 1994.



                                    /s/ J. W. Pinkerton
                         ________________________________________
                                      J. W. Pinkerton